EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiary, Navistar Financial Corporation are incorporated herein by reference.

10.1
Pooling and Servicing Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Depositor, and Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity. Filed as Exhibit 10.6 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.2
Amendment No. 1 to the Pooling and Servicing Agreement, dated as of February 13, 2013, among Navistar Financial Securities Corporation, as depositor, Navistar Financial Corporation, as servicer, and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on February 15, 2013. Commission File No. 001-09618.

10.3
Note Purchase Agreement, dated as of August 29, 2012, among Navistar Financial Services Corporation, Navistar Financial Corporation, Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, Credit Suisse AG, New York Branch, as a Managing Agent, Credit Suisse AG, Cayman Islands Branch as a Committed Purchaser, and Alpine Securitization Corp., as a Conduit Purchaser. Filed as Exhibit 10.2 to Current Report 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.4
Amendment No. 1 to the Note Purchase Agreement, dated as of March 18, 2013, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated and filed on March 20, 2013. Commission File No. 001-09618.

10.5
Amendment No. 2 to the Note Purchase Agreement, dated as of September 13, 2013, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.2 to the Current Report on Form 8-K dated and filed on September 13, 2013. Commission File No. 001-09618.

10.6
Trust Agreement, dated November 2, 2011, between Navistar Financial Securities Corporation, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee. Filed as Exhibit 10.2 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.7
Indenture, dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.3 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.8
Amendment No. 1 to Indenture, dated as of February 13, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on February 15, 2013. Commission File No. 001-09618.

10.9
Series 2013-1 Indenture Supplement to the Indenture, dated as of February 14, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on February 15, 2013. Commission File No. 001-09618.

10.10
Series 2013-2 Indenture Supplement to the Indenture, dated as of October 24, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on October 28, 2013. Commission File No. 001-09618.

10.11
Series 2012-VFN Indenture Supplement, dated as of August 29, 2012, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and The Bank of New York Mellon, as indenture trustee. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.12
Amendment No. 1 to Series 2012-VFN Indenture Supplement, dated as of September 13, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated and filed on September 13, 2013. Commission File No. 001-09618.

10.13
Series 2011-1 Indenture Supplement to the Indenture dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee. Filed as Exhibit 10.4 to the Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618.

10.14
Omnibus Transfer and Termination Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, Navistar Financial Securities Corporation, Navistar, Inc. The Bank of New York Mellon, as 1995 Trust Trustee and Indenture Trustee, Wells Fargo Bank, National Association, as backup servicer, and Navistar Financial Dealer Note Master Owner Trust II. Filed as Exhibit 10.5 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

*10.15
Form of Indemnification Agreement which is executed with all non-employee directors dated December 11, 2007. Filed as Exhibit 10.93 to Form 10-K for the period ended October 31, 2007, which was dated and filed May 29, 2008. Commission File No. 001-09618.

*10.16
Navistar, Inc. Supplemental Executive Retirement Plan, as amended and restated effective as of January 1, 2005 (including amendments through July 31, 2008). Filed as Exhibit 10.82 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.17	First Amendment to the Navistar, Inc. Supplemental Executive Retirement Plan. Filed as Exhibit 10.71 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.18
Navistar, Inc. Managerial Retirement Objective Plan, as amended and restated effective as of January 1, 2005 (including amendments through July 31, 2008). Filed as Exhibit 10.83 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.19	First Amendment to the Navistar, Inc. Managerial Retirement Objective Plan. Filed as Exhibit 10.70 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.20	Second Amendment to the Navistar, Inc. Managerial Retirement Objection Plan. Filed as Exhibit 10.79 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

*10.21
Navistar, Inc. Supplemental Retirement Accumulation Plan, effective as of January 31, 2008 (including amendments through July 31, 2008). Filed as Exhibit 10.85 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.22
First Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.86 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.23	Second Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.72 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.24
Third Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.80 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

10.25
Identical Forms of a (1) Base Call Option Transaction Confirmation, (2) Side Letter Agreement to the Base Call Option Transaction Confirmation, (3) Base Warrants Confirmation and (4) Side Letter Agreement to Base Warrants Confirmation, all dated October 22, 2009, were entered into between Navistar International Corporation and each of JPMorgan Chase Bank, National Association, Credit Suisse International, Deutsche Bank AG and Bank of America, N.A. in connection with certain convertible note hedge transactions. Copies of these agreements were filed as Exhibit 10.1(a) - 10.1(h) and 10.2(a) - 10.2(h) to Current Report on Form 8-K dated and filed October 28, 2009. Commission File No. 001-09618.

*10.26
Navistar International Corporation 2004 Performance Incentive Plan, Amended and Restated as of April 19, 2010 (marked to indicate all changes from the December 15, 2009 version). Filed as Exhibit 10.109 to Quarterly Report on Form 10-Q dated June 8, 2010 and filed June 9, 2010. Commission File No. 001-09618.

*10.27
Form of Amended and Restated Executive Severance Agreement with all executive officers other than the CEO dated January 1, 2010. Filed as Exhibit 10.10 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618.

10.28
Second Amended and Restated Credit Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., as documentation agent. Filed as Exhibit 10.1 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.29
Third Amended and Restated Parents' Side Agreement, dated as of December 2, 2011, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.3 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.30
Third Amended and Restated Parent Guarantee, dated as of December 2, 2011, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.2 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.31
Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005, between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, as Trustee, pursuant to the terms of the Credit Agreement. Filed as Exhibit 10.02 to Navistar Financial Corporation's Form 8-K dated and filed July 1, 2005. Commission File No. 001-04146.

10.32
First Amendment, dated as of December 16, 2009, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Navistar Financial Corporation's Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146.

10.33
Second Amendment, dated as of December 2, 2011, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.34
Amended and Restated Intercreditor Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.5 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

*10.35
Loan Agreement for the IFA Bonds dated as of October 1, 2010 between Navistar International Corporation and the Illinois Finance Authority (“IFA”) (including as an exhibit thereto, a copy of the Indenture relating to the IFA Bonds dated October 1, 2010 between the IFA and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture) . Filed as Exhibit 10.1(a) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.36
Loan Agreement for the Cook County Bonds dated as of October 1, 2010 by and between Navistar International Corporation and The County of Cook, Illinois (including as an exhibit thereto a copy of the Indenture relating to the Cook County Bonds dated October 1, 2010 by and between The County of Cook, Illinois and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture) . Filed as Exhibit 10.1(b) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.37
Bond Guarantee in respect of the IFA Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee. Filed as Exhibit 10.2(a) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.38
Bond Guarantee in respect of the Cook County Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee. Filed as Exhibit 10.2(b) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.39
Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders party thereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on August 23, 2012. Commission File No. 001-09618.

10.40
First Amendment to the Term Loan Credit Agreement, the Guarantee and Collateral Agreement, and the Collateral Cooperation Agreement, dated April 2, 2013, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated and filed on April 8, 2013. Commission File No. 001-09618.

10.41
Amended and Restated ABL Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, the lenders party thereto, Bank of America, N.A., as Administrative Agent, J.P. Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Joint Book Managers, and Credit Suisse Securities (USA) LLC, as Joint Book Manager. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on August 23, 2012. Commission File No. 001-09618.

*10.42
Amendment No. 1 to the Amended and Restated ABL Credit Agreement and the Amended and Restated Security Agreement, dated April 2, 2013, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent. Filed as Exhibit 10.2 to the Current Report on Form 8-K dated and filed on April 8, 2013. Commission File No. 001-09618.

*10.43
Indemnification Agreement, dated August 26, 2012, between the Company and Lewis B. Campbell. Filed as Exhibit 10.4 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.44
Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

10.45
Amendment No. 1, dated as of July 14, 2013, to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.1 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.46
Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

10.47
Amendment No. 1, dated as of July 14, 2013, to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP. Filed as Exhibit 10.2 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618

10.48
Agreement, dated as of July 14, 2013, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.3 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

*10.49
Agreement, dated as of July 14, 2013, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP.  Filed as Exhibit 10.4 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

*10.50
Registration Rights Agreement, effective as of October 5, 2012, by and among the Company and the holders signatory thereto. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

*10.51	Form of Stock Option Grant Notice and Award Agreement. Filed as Exhibit 10.61 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.52	Form of Restricted Stock Grant Notice and Award Agreement. Filed as Exhibit 10.62 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.53	Form of Deferred Share Unit Award Agreement. Filed as Exhibit 10.63 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.54	Form of Share Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.64 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.55	Form of Premium Share Unit Award Agreement. Filed as Exhibit 10.65 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.56	Form of Premium Share Unit Deferral Election Form. Filed as Exhibit 10.66 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.57	Form of Cash Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.67 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.58	Form of Cash Settled Performance Based Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.68 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.59	Form of Cash or Stock Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.69 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.60	Form of Performance Based Share Settled Stock Unit Award Agreement. Filed as Exhibit 10.81 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

*10.61	Form of Performance Stock Option Award Agreement. Filed as Exhibit 10.82 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

*10.62
Form of Stock Option Grant Notice and Award Agreement with Non-Competition Provision. Filed as Exhibit 10.83 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

*10.63
Form of Restricted Stock Grant Notice and Award Agreement with Non-Competition Provision. Filed as Exhibit 10.84 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

*10.64	Navistar International Corporation 2013 Performance Incentive Plan. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on February 19, 2013. Commission File No. 001-09618.

*10.65	John J. Allen (a named executive officer) Retention Grant Award description included as Item 5.02 in the Current Report on Form 8-K dated and filed on February 19, 2013. Commission File No. 001-09618.

*10.66
Employment and Services Agreement, dated April 22, 2013 and effective April 15, 2013, among Navistar International Corporation, Navistar, Inc. and Troy A. Clarke. Filed as Exhibit 10.1 to the Current Report on Form 8-K/A dated and filed on April 22, 2013. Commission File No. 001-09618.

*10.67	Offer Letter to Walter Borst dated June 24, 2013. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on June 27, 2013. Commission File No. 001-09618.

*10.68
Purchase Agreement, dated as of October 7, 2013, by and between Navistar International Corporation and J.P. Morgan Securities LLC, as representative of the initial purchasers listed on Schedule 1 thereto. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on October 11, 2013. Commission File No. 001-09618.

*10.69	Second Amendment to the Navistar, Inc. Supplemental Executive Retirement Plan. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on December 18, 2013. Commission File No. 001-09618.

*10.70	Third Amendment to the Navistar, Inc. Managerial Retirement Objective Plan. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on December 18, 2013. Commission File No. 001-09618.

*10.71
Fourth Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on December 18, 2013. Commission File No. 001-09618.

*10.72	Amended and Restated Executive Stock Ownership Program effective November 1, 2013. Filed as Exhibit 10.84 to Form 10-K dated and filed on December 20, 2013. Commission File No. 001-09618.

*10.73	Non-Employee Directors' Deferred Fee Plan effective November 1, 2013. Filed as Exhibit 10.85 to Form 10-K dated and filed on December 20, 2013. Commission File No. 001-09618.

*10.74
Amendment No. 3 to the Note Purchase Agreement, dated as of March 12, 2014, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to Form 8-K dated March 12, 2014 and filed on March 14, 2014. Commission File No. 001-09618.

*10.75
Purchase Agreement, dated as of March 18, 2014, by and between Navistar International Corporation and J.P. Morgan Securities LLC, as representative of the initial purchasers listed on Schedule 1 thereto. Filed as Exhibit 10.1 to Form 8-K dated March 18, 2014 and filed on March 24, 2014. Commission File No. 001-09618.

*10.76
Side Agreement, dated as of June 23, 2014, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.1 to Form 8-K dated June 23, 2014 and filed on June 24, 2014. Commission File No. 001-09618.

*10.77
Side Agreement, dated as of June 23, 2014, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP. Filed as Exhibit 10.2 to Form 8-K dated June 23, 2014 and filed on June 24, 2014. Commission File No. 001-09618.

*10.78
Amendment No. 2 to the Amended and Restated ABL Credit Agreement and the Amended and Restated Security Agreement, dated July 3, 2014, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent. Filed as Exhibit 10.1 to Form 8-K dated July 3, 2014 and filed on July 23, 2014. Commission File No. 001-09618.

*10.79
Form of Revised Amended and Restated Executive Severance Agreement with all executive officers other than the CEO dated January 1, 2014. Filed as Exhibit 10.91 to Form 10-Q dated and filed on September 3, 2014. Commission File No. 001-09618.

* Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.